UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): May 27, 2005

SUNGARD® DATA SYSTEMS INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	1-12989	51-0267091
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

680 EAST SWEDESFORD ROAD, WAYNE, PENNSYLVANIA	19087
(Address of Principal Executive Offices)	(Zip Code)

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: 484-582-2000

Not Applicable

(Former Name and Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

SunGard Data Systems Inc. (the “Company”) operates its business in three segments: Financial Systems (formerly Investment Support Systems or ISS), Higher Education and Public Sector Systems and Availability Services. Effective January 1, 2005, the Company reclassified one data center facility from Availability Services to Financial Systems. As a result of this reclassification, the Company has amended its segment reporting in Management’s Discussion and Analysis of Financial Condition and Results of Operations and in Note 13 of Notes to Consolidated Financial Statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2004.

The amended Management’s Discussion and Analysis of Financial Condition and Results of Operations and Consolidated Financial Statements are filed as Exhibit 99.1 hereto and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

23.1:	Consent of Independent Registered Public Accounting Firm regarding SunGard’s Consolidated Financial Statements.

99.1:	Management’s Discussion and Analysis of Financial Condition and Results of Operations and Consolidated Financial Statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNGARD DATA SYSTEMS INC.

Date: May 27, 2005	By:	/s/ Michael J. Ruane
Michael J. Ruane
Senior Vice President-Finance and Chief Financial Officer

EXHIBIT INDEX

The following is a list of Exhibits furnished with this report.

Exhibit No.	Description
23.1:	Consent of Independent Registered Public Accounting Firm regarding SunGard’s Consolidated Financial Statements.

99.1:	Management’s Discussion and Analysis of Financial Condition and Results of Operations and Consolidated Financial Statements.